SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): November 4, 2005


                            REGIONAL BANKSHARES, INC.





         South Carolina                000-32493                 57-1108717
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)




        206 South Fifth Street, Hartsville, SC                        29551
     (Address of Principal Executive Offices)                       (Zip Code)



                                 (843) 383-4333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

Third Quarter Earnings

     Please see Exhibit 99 for the Registrant's 2005 Third Quarter Financial Report and letter to shareholders.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99 - Registrant's 2005 Third Quarter Financial Report and letter to shareholders, mailed to shareholders on November 4, 2005.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 REGIONAL BANKSHARES, INC.
                                 (Registrant)



Date: November 3, 2005          By: /s/ Curtis A. Tyner
                                    --------------------------------------------
                                    Curtis A. Tyner
                                    President




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                                  EXHIBIT INDEX

Exhibit 99 Registrant's 2005 Third Quarter Financial Report and letter to Shareholders